UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2013

GRYPHON GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-127635	92-0185596
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

611 N. Nevada Street
Carson City, Nevada 89703
(Address of principal executive offices) (Zip Code)

(604) 261-2229
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 9, 2013 the Board of Directors of Gryphon Gold Corporation ( the “Board”) appointed independent director, William B. Goodhard, to the office of Interim Chief Executive Officer (“CEO”), effective May 10, 2013. The Board is continuing to search for a permanent CEO.

Mr. Goodhard has more than 35 years experience as a Chief Geologist, General Manager and Project Manager, and most recently served as Vice President of Health and Safety at Kinross Gold Corporation. In addition, he has held a number of senior-level positions at Round Mountain Gold Corp., Echo Bay Mines Ltd., Sunnyside Gold Corporation and Standard Metals Corporation and has served on the Executive Board of the Nevada Mining Association from 2006 to 2011, including Chairman from 2009 to 2010, the Alaska Council of Producers from 1996 to 1997 and the Colorado Mining Association Board from 1998 to 2010.

The Registrant is not aware of any family relationships, by blood, marriage, or adoption, between Mr. Goodhard and any other director or executive officer of the Registrant. The Registrant knows of no transactions involving the Registrant during the last two years in which Mr. Goodhard had a direct or indirect interest. To the Registrant’s knowledge, there is no arrangement or understanding between any of its directors, officers and Mr. Goodhard pursuant to which he was selected to serve as interim CEO.

In relation to Mr. Goodhard’s directorship, the Registrant granted Mr. Goodhard 450,000 restricted stock units on November 16, 2012, which vest 50% on November 16, 2013 and 50% after on November 16, 2014.

Item 7.01 Regulation FD Disclosure.

On May 10, 2013, the Registrant issued the press release attached hereto as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended. The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description

99.1	News Release Dated May 10, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRYPHON GOLD CORPORATION.
(Registrant)

Dated: May 10, 2013	By: /s/ William B. Goodhard
William B. Goodhard
Interim Chief Executive Officer